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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accounts, we hereby consent to the incorporation by reference in this registration statement of our report dated March 5, 1998 included in ProLogis Trust's Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this registration statement.

                                    /s/ Arthur Andersen LLP

Chicago, Illinois
April 6, 1999